                           TOYOTA MOTOR CREDIT CORPORATION
                   Servicer's Certificate - Toyota Auto Lease Trust 1998-B
                  Distribution Date of February 25, 2000 for the Collection
                         Period of January 1 through January 31, 2000


POOL DATA - ORIGINAL DEAL PARAMETERS
Aggregate Net Investment Value (ANIV)          1,099,937,045.30
Discounted Principal Balance                   1,099,937,045.30
Servicer Advance                                   2,144,779.34
Servicer Payahead                                  3,039,194.68
Number of Contracts                                      49,144
Weighted Average Lease Rate                                7.74%
Weighted Average Remaining Term                            38.7
Servicing Fee Percentage                                   1.00%

POOL DATA - CURRENT MONTH
  Aggregate Net Investment Value                 969,112,642.00
  Discounted Principal Balance                   964,664,093.03
  Servicer Advances                                3,328,193.81
  Servicer Pay Ahead Balance                       2,989,651.45
  Maturity Advances Outstanding                               -
  Number of Current Contracts                            51,367
  Weighted Average Lease Rate                              7.56%
  Weighted Average Remaining Term                          15.4

----------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                            41,247,639.20
  Specified Reserve Fund Percentage                                                          5.50%
  Specified Reserve Fund Amount                                                     60,496,537.49
  Specified Reserve Fund Percentage (IF CONDITION i, ii OR iii MET)                          6.50%
  Specified Reserve Fund Amount (IF CONDITION i, ii OR iii MET)                     71,495,907.94


                                                          CLASS A                 CLASS B                   TOTAL
                                                          AMOUNT                   AMOUNT                   AMOUNT
                                                         ---------               ---------                 --------
  Beginning Balance                                          59,423,467.49           1,073,070.00              60,496,537.49
  Withdrawal Amount                                                      -                      -
  Transferor Excess                                             733,222.08                                        733,222.08
                                                 ---------------------------------------------------------------------------
  Reserve Fund Balance Prior to Release                      60,156,689.57           1,073,070.00              61,229,759.57
  Specified Reserve Fund Balance                             59,423,467.49           1,073,070.00              60,496,537.49
  Release to Transferor                                         733,222.08                      -                 733,222.08
                                                 ----------------------------------------------------------------------------
  Ending Reserve Fund Balance                                59,423,467.49           1,073,070.00              60,496,537.49
  Cumulative Withdrawal Amount                                           -                      -                          -
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                   VEHICLES
                                                                                --------
  Liquidated Contracts                                                            132
                                                                                  ---
  Discounted Principal Balance                                                                             2,496,069.59
  Net Liquidation Proceeds                                                                                (2,112,871.18)
  Recoveries - Previously Liquidated Contracts                                                               (18,003.98)
                                                                                                ---------------------------
  Aggregate Credit Losses for the Collection Period                                                          365,194.43
                                                                                                ===========================
  Cumulative Credit Losses for all Periods                                                                 6,971,223.26
                                                                                                ===========================
  Repossessed in Current Period                                                    94
                                                                                   --
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                              ANNUALIZED AVERAGE
FOR EACH COLLECTION PERIOD:                                                                          CHARGE-OFF RATE
                                                                                                --------------------------
    Second Preceding Collection Period                                                                            0.41%
    First Preceding Collection Period                                                                             0.46%
    Current Collection Period                                                                                     0.45%

-----------------------------------------------------------------------------------------------------------------------------------
CONDITION (i) (CHARGE-OFF RATE)

Three Month Average                                                                                               0.44%
Charge-off Rate Indicator ( > 1.25%)                                                                  CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

DELINQUENT CONTRACTS:                                               PERCENT     ACCOUNTS          PERCENT              ANIV
                                                                    -------     --------          -------              ----
  31-60 Days Delinquent                                               1.28%       655               1.24%          12,047,352.04
  61-90 Days Delinquent                                               0.10%        50               0.09%             911,013.47
 Over 90 Days Delinquent                                              0.04%        19               0.04%             422,820.14
                                                                                 ------                            -------------
  Total Delinquencies                                                             724                              13,381,185.65
                                                                                 ------                            =============

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE
TO THE OUTSTANDING NUMBER OF RECEIVABLES AS OF EACH
COLLECTION PERIOD (INCLUDES REPOSSESSIONS):

    Second Preceding Collection Period                                                                                     0.10%
    First Preceding Collection Period                                                                                      0.11%
    Current Collection Period                                                                                              0.13%

-----------------------------------------------------------------------------------------------------------------------------------
 CONDITION (ii) (DELINQUENCY PERCENTAGE)
 Three Month Average                                                                                                       0.11%
 Delinquency Percentage Indicator ( > 1.25%)                                                                   CONDITION NOT MET
 ----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                                 VEHICLES
                                                                                            --------
   Matured Lease Vehicle Inventory Sold                                                        332             5,239,976.24
                                                                                               ---
   Net Liquidation Proceeds                                                                                   (4,533,243.94)
                                                                                                           ---------------------
   Net Residual Value (Gain) Loss                                                                                706,732.30
                                                                                                           =====================
   Cumulative Residual Value (Gain) Loss all periods                                                           1,438,172.20
                                                                                                           =====================

                                                                                             Average             Average
                                                         Number    Scheduled    Sale     Net Liquidation         Residual
                                                          SOLD    MATURITIES   RATIO        PROCEEDS              VALUE
                                                         ------   ----------   -----     ---------------        ----------
 MATURED VEHICLES SOLD FOR
 EACH COLLECTION PERIOD:
   Second Preceding Collection Period                      23          4       100.00%    13,331.85            15,883.74
   First Preceding Collection Period                       61         582       10.48%    12,371.23            14,656.32
   Current Collection Period                              332         578       57.44%    13,654.35            15,831.57
   Three Month Average                                                                    13,448.37            15,662.12

                                                                                                           ---------------------
 Ratio of Three Month Average Net Liquidation                                                                     85.87%
 Proceeds to Average Residual Value                                                                        ---------------------

 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                           CURRENT PERIOD
 CONDITION (iii) (RESIDUAL VALUE TEST)                                                      AMOUNT/RATIO            TEST MET?
                                                                                           --------------           ---------
 a) Number of Vehicles Sold > 25% of Scheduled Maturities                                      57.44%                  YES

 b) Number of Scheduled Maturities > 500                                                         578                   YES

 c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of Avg. Residual Values              85.87%                   NO

 Residual Value Indicator  (condition met if tests a, b and c = YES)                                             CONDITION NOT MET
 ----------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B
        Distribution Date of February 25, 2000 for the Collection Period of
                        January 1 through January 31, 2000

----------------------------------------------------------------------------------------------------------------------------------
                                                                             CERTIFICATE BALANCE        CLASS A1          CLASS A2
                                                                             -------------------        --------          --------
                                                             Total           Percent      Balance       Balance           Balance
----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                    98.00%
  Interest Collections                                       7,315,802.67
  Non-recoverable Advances                                     (82,335.98)
                                                        ------------------
    Available Interest                                       7,233,466.69           7,081,623.99     2,200,816.77    3,777,521.33
  Class A1, A2, A3 Notional Interest Accrual Amount         (4,546,833.33)         (4,546,833.33)   (1,493,541.67)  (2,611,458.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                          -                      -                -               -
  Net Investment Income                                        546,772.65             546,772.65
  Interest Accrual for Adjusted Class B Certificate Bal.      (390,478.25)           (390,478.25)
  Class B Interest Carryover Shortfall                                -
  Servicer's Fee                                              (829,973.88)           (812,551.32)
  Capped Expenses                                              (28,408.14)            (27,811.81)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                  -                      -
  Uncapped Expenses                                                   -                      -
                                                        ------------------       ------------------
  Total Unallocated Interest                                 1,984,545.74           1,850,721.93
  Excess Interest to Transferor                               (133,823.80)         (1,850,721.93)
                                                        ------------------       ------------------
  Net Interest Collections Available                         1,850,721.94                    -
  Interest Collections Allocated to Losses                  (1,049,425.17)
  Accelerated Principal Distribution                          (201,898.47)
  Deposit to Reserve Fund                                      733,222.08
                                                        ------------------
  Withdrawal from Reserve Fund                                        -
                                                        ------------------
PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                       (1,071,926.73)         (1,049,425.17)
  Loss Reimbursement from Transferor                         1,049,425.17           1,049,425.17
  Loss Reimbursement from Reserve Fund                                -
                                                        ------------------       ------------------
  Transferor Ending Certificate Principal Loss Amount          (22,501.56)                   -

CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                        ------------------
  Ending Balance                                                      -
                                                        ------------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                        ------------------
  Ending Balance                                                      -
                                                        ------------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                        ------------------
  Ending Balance                                                      -
                                                        ------------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                        ------------------
  Ending Balance                                                      -
                                                        ------------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                515,681.73
  Allocations - Current Period                              26,317,829.79          26,317,829.79    26,317,829.79
  Allocations - Accelerated Principal Distribution             201,898.47             201,898.47       201,898.47
  Allocations - Not Disbursed Beginning of Period          102,876,411.53         102,876,411.53   102,876,411.53
  Allocations - Not Disbursed End of Period                129,396,139.79         129,396,139.79   129,396,139.79              -

INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                733,222.07                    -                -                -
  Allocations - Current Period                               4,937,311.58           4,937,311.58     1,493,541.67     2,611,458.33
  Allocations - Not Disbursed Beginning of Period           19,749,246.33          19,749,246.33     5,974,166.67    10,445,833.33
  Allocations - Not Disbursed End of Period                 24,686,557.92          24,686,557.92     7,467,708.33    13,057,291.67

DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                733,222.08                    -                -                -
  Due to Trust                                              31,425,948.92          30,910,267.19    27,843,344.71     2,319,795.67
                                                        ------------------        --------------    -------------     -------------
     Total Due To Trust                                     32,159,171.00          30,910,267.19    27,843,344.71     2,319,795.67
-----------------------------------------------------------------------------------------------------------------------------------




                                                              CLASS A3          CLASS B              TRANSFEROR INTEREST
                                                              --------          -------              -------------------
                                                              Balance           Balance         Interest              Principal
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                        2.00%
  Interest Collections
  Non-recoverable Advances
    Available Interest                                       633,309.66        469,976.21        151,842.70
  Class A1, A2, A3 Notional Interest Accrual Amount         (441,833.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                        -
  Net Investment Income
  Interest Accrual for Adjusted Class B Certificate Bal.                      (390,478.25)
  Class B Interest Carryover Shortfall                                                -
  Servicer's Fee                                                                                 (17,422.56)
  Capped Expenses                                                                                   (596.34)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                  -
  Uncapped Expenses                                                                                     -
                                                                                           -----------------
  Total Unallocated Interest                                                                     133,823.80
  Excess Interest to Transferor                                                                1,850,721.93
                                                                                           -----------------
  Net Interest Collections Available                                                           1,984,545.73
  Interest Collections Allocated to Losses                                                    (1,049,425.17)
  Accelerated Principal Distribution                                                            (201,898.47)
                                                                                           -----------------
  Deposit to Reserve Fund                                                                        733,222.08
                                                                                           -----------------
  Withdrawal from Reserve Fund

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                       (1,049,425.17)                       (22,501.56)
  Loss Reimbursement from Transferor                                         1,049,425.17     (1,049,425.17)
  Loss Reimbursement from Reserve Fund

                                                                          ---------------    -------------------------------
  Transferor Ending Certificate Principal Loss Amount                                 -       (1,049,425.17)     (22,501.56)

CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance

CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                                                  515,681.73
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                         -                 -                 -

INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                     -                 -         733,222.08
  Allocations - Current Period                               441,833.33        390,478.25               -
  Allocations - Not Disbursed Beginning of Period          1,767,333.33      1,561,913.00               -
  Allocations - Not Disbursed End of Period                2,209,166.67      1,952,391.25               -

DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to Reserve Fund                                                                  733,222.08
  Due to Trust                                               392,935.46        354,191.35                        515,681.73
                                                        ----------------   --------------    ------------------------------
     Total Due To Trust                                      392,935.46        354,191.35        733,222.08      515,681.73
----------------------------------------------------------------------------------------------------------------------------

                           TOYOTA MOTOR CREDIT CORPORATION
                   Servicer's Certificate - Toyota Auto Lease Trust 1998-B
                  Distribution Date of February 25, 2000 for the Collection
                         Period of January 1 through January 31, 2000


-------------------------------------------------------------------------------------------------------------------------
                                                                CERTIFICATE BALANCE                  CLASS A1
                                                                -------------------                  --------
                                                Total          Percent        Balance         Percent        Balance
-------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)       1,099,937,045.30
Discounted Principal Balance                1,099,937,045.30
Initial Notional/Certificate Balance                     -     100.00%   1,077,938,000.00    31.08%      335,000,000.00
Percent of ANIV                                                                     98.00%                        30.46%
Certificate Factor                                                              1.0000000                     1.0000000
Notional/Certificate Rate                                                                                         5.350%
Targeted Maturity Date                                                                                 October 25, 2000
Servicer Advance                                2,144,779.34
Servicer Payahead                               3,039,194.68
Number of Contracts                                   49,144
Weighted Average Lease Rate                     7.74%
Weighted Average Remaining Term                 38.7
Servicing Fee Percentage                        1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value                995,968,655.07
Discounted Principal Balance                  990,096,456.18
Notional/Certificate Balance                                             1,077,938,000.00                335,000,000.00
Adjusted Notional/Certificate Balance                                      975,061,588.47                232,123,588.47
Percent of ANIV                                                                     97.90%                        23.31%
Certificate Factor                                                              1.0000000                     1.0000000
Servicer Advances                               3,644,726.95
Servicer Pay Ahead Balance                      2,534,199.97
Maturity Advances Outstanding                            -
Number of Current Contracts                     52,306
Weighted Average Lease Rate                      7.56%
Weighted Average Remaining Term                  16.3

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value              969,112,642.00
  Discounted Principal Balance                964,664,093.03
  Notional/Certificate Balance                                           1,077,938,000.00                335,000,000.00
  Adjusted Notional/Certificate Balance                                    948,541,860.21                205,603,860.21
  Percent of ANIV                                                                   97.88%                        21.22%
  Certificate Factor                                                            1.0000000                     1.0000000
  Servicer Advances                             3,328,193.81
  Servicer Pay Ahead Balance                    2,989,651.45
  Maturity Advances Outstanding                          -
  Number of Current Contracts                   51,367
  Weighted Average Lease Rate                    7.56%
  Weighted Average Remaining Term                15.4

Prior Certificate Interest Payment Date  September 27, 1999
Next Certificate Interest Payment Date     March 27, 2000

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A2                  CLASS A3                 CLASS B         TRANSFEROR INTEREST
                                             --------                  --------                 -------          ------------------
                                        Percent      Balance     Percent     Balance      Percent     Balance         Balance
-----------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance     53.34%    575,000,000.00  8.94%   96,400,000.00  6.64%      71,538,000.00  21,999,045.30
Percent of ANIV                                             52.28%                  8.76%                     6.50%          2.00%
Certificate Factor                                      1.0000000              1.0000000                 1.0000000
Notional/Certificate Rate                                   5.450%                 5.500%                    6.550%
Targeted Maturity Date                         September 25, 2001       February 25, 2002       September 25, 2003
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                      575,000,000.00           96,400,000.00             71,538,000.00  20,907,066.60
Adjusted Notional/Certificate Balance             575,000,000.00           96,400,000.00             71,538,000.00  20,907,066.60
Percent of ANIV                                            57.73%                   9.68%                     7.18%          2.10%
Certificate Factor                                     1.0000000               1.0000000                 1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                    575,000,000.00           96,400,000.00             71,538,000.00  20,570,781.79
  Adjusted Notional/Certificate Balance           575,000,000.00           96,400,000.00             71,538,000.00  20,570,781.79
  Percent of ANIV                                          59.33%                  9.95%                      7.38%          2.12%
  Certificate Factor                                   1.0000000               1.0000000                 1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date

-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                                          VEHICLES
---------------------------------                                          --------

Principal Collections                                                                             10,162,424.30
Prepayments in Full                                                           469                  8,875,046.40
                                                                              ---
Reallocation Payment                                                           6                      82,496.54
                                                                               -
Interest Collections                                                                               7,315,802.67
Net Liquidation Proceeds and Recoveries                                                            2,130,875.16
Increase (Decrease) in Maturity Advances                                                                    -
Net Liquidation Proceeds - Vehicle Sales                                                           4,533,243.94
Non-Recoverable Advances                                                                             (82,335.98)
                                                                                             -----------------------
Total Available                                                                                   33,017,553.03

--------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                    AMOUNT                                 ANNUAL AMOUNT
                                                            ------------------                       --------------------
   Total Capped Expenses Paid                                   28,408.14                                 28,408.14
   Total Uncapped Expenses Paid                                       -                                         -
   Capped and Uncapped Expenses Due                                   -                                         -

SERVICER'S FEE DUE:
   Servicer's Fee Paid                                         829,973.88
   Servicer's Fee Balance Due                                         -

 SUPPLEMENTAL SERVICER'S FEES                                  112,207.45

-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                               VEHICLES                                   AMOUNT
  Beginning Unreinvested Principal Collections

  Principal Collections & Liquidated Contracts                                                                     -
  Allocation to Subsequent Contracts                                                                               -

                                                                                                     --------------------
  Ending Unreinvested Principal Collections                                                                        -

-------------------------------------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.

/s/ HOLLY PEARSON
-------------------------------------------------------------------
Holly Pearson, Treasury Operations Manager